Exhibit 10.6
SCHEDULE II TO THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO ITEM 601(A)(5) OF REGULATION S-K.
OPORTUN CCW TRUST
TWELFTH AMENDMENT TO INDENTURE
This TWELFTH AMENDMENT TO INDENTURE, dated as of September 24, 2024 (this “Amendment”), is entered into among OPORTUN CCW TRUST, a special purpose Delaware statutory trust, as issuer (the “Issuer”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers, as indenture trustee (in such capacity, the “Indenture Trustee”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”).
    RECITALS
WHEREAS, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Indenture, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Indenture”);
WHEREAS, in accordance with Section 13.2 of the Indenture, the Indenture Trustee and the Issuer desire to amend the Indenture as provided herein; and
WHEREAS, as evidenced by their signature hereto, the Required Noteholders have consented to the amendments provided for herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:
ARTICLE I

DEFINITIONS
SECTION 1.01.    Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Indenture, as amended hereby.
ARTICLE II

AMENDMENTS TO THE INDENTURE
SECTION 2.01.    Amendments. The Indenture is hereby amended to incorporate the changes reflected on the marked pages of the Indenture attached hereto as Schedule I, with a conformed copy of the amended Indenture attached hereto as Schedule II.

ARTICLE III

REPRESENTATIONS AND WARRANTIES
SECTION 3.01.    Representations and Warranties. The Issuer hereby represents and warrants to the Indenture Trustee, the Securities Intermediary, the Depositary Bank and each of the other Secured Parties that:
(a)    Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Issuer in the Indenture, as amended hereby, and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and the Indenture, as amended hereby, constitute the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.
(c)    No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Default has occurred and is continuing.
ARTICLE IV

MISCELLANEOUS
SECTION 4.01.    Ratification of Indenture. As amended by this Amendment, the Indenture is in all respects ratified and confirmed and the Indenture, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.
SECTION 4.02.    Counterparts. This Amendment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Each of the parties hereto agrees that the transaction consisting of this Amendment may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.
SECTION 4.03.    Recitals. The recitals contained in this Amendment shall be taken as the statements of the Issuer, and none of the Indenture Trustee, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Indenture

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Trustee, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment.
SECTION 4.04.    Rights of the Indenture Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Indenture Trustee, the Securities Intermediary and the Depositary Bank under the Indenture shall apply hereunder as if fully set forth herein.
SECTION 4.05.    GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 4.06.    Effectiveness. This Amendment shall become effective upon:
(a)    receipt by the Indenture Trustee of an Officer’s Certificate of the Issuer stating that the execution of this Amendment is authorized and permitted by the Indenture and all conditions precedent to the execution of this Amendment have been satisfied;
(b)    receipt by the Indenture Trustee of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Indenture and all conditions precedent to the execution of this Amendment have been satisfied;
(c)    receipt by the Indenture Trustee of counterparts of this Amendment, duly executed by each of the parties hereto and consented to by the Required Noteholders;
(d)    receipt by the Indenture Trustee of such other instruments, documents, agreements and opinions reasonably requested by the Indenture Trustee prior to the date hereof; and
(e)    receipt by Paul Hastings, LLP, as counsel to the Noteholder, of all invoiced legal fees and expenses relating to this Amendment and the matters contemplated hereby.
SECTION 4.07.    Direction to Indenture Trustee. Pursuant to Section 13.2 of the Indenture, the Issuer hereby authorizes and directs the Indenture Trustee (such authorization and

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direction an “Issuer Order” for the purposes of Section 13.2 of the Indenture, as amended hereby) to execute and deliver this Amendment.
SECTION 4.08.    Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB , not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (v) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related document.

(Signature page follows)IN WITNESS WHEREOF, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.
OPORTUN CCW TRUST,
as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity, but solely as Owner Trustee of the Issuer

By: /s/ Devon C. A. Reverdito
    Name: Devon C.A. Reverdito
    Title: Vice President
WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By: /s/ Gregory A. Marcum
    Name: Gregory A. Marcum

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    Title: Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By: /s/ Gregory A. Marcum
    Name: Gregory A. Marcum
    Title: Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By: /s/ Gregory A. Marcum
    Name: Gregory A. Marcum
    Title: Assistant Vice President

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Consent to by the Required Noteholders:

WEBBANK,
as Holder of 100% of the outstanding Notes

By:     /s/ Steve Sanford
    Name: Steve Sanford
    Title: CFO

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SCHEDULE I

Changed Pages to Indenture

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OPORTUN CCW TRUST,
as Issuer
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Indenture Trustee, as Securities Intermediary and as Depositary Bank

INDENTURE
Dated as of December 20, 2021

Variable Funding Asset Backed Notes

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“Class A Maximum Principal Amount” means (i) commencing on January 31, 2024, $80,000,000, and (ii) commencing on ~~October 1, 2024, $75,000,000~~ the Twelfth Amendment Effective Date, $60,000,000.
“Class A Monthly Interest” has the meaning specified in Section 5.12(a).
“Class A Note Principal” means, on any date of determination and with respect to any Class A Note, the outstanding principal amount of such Class A Note.
“Class A Note Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the ABR applies on such day pursuant to Section 5.17, the ABR), plus (ii) the Applicable Margin plus (iii) if a Rapid Amortization Event or Event of Default has occurred and is continuing, the Default Margin.
“Class A Noteholder” means a Holder of a Class A Note.
“Class A Notes” has the meaning specified in paragraph (a) of the Designation.
“Closing Date” means December 20, 2021.
“Code” means the Internal Revenue Code of 1986, as amended, and the rules and Treasury Regulations promulgated thereunder.
“Collateral Trustee” means initially Wilmington Trust, National Association, acting in the capacity of collateral trustee under the Collateral Trustee Appointment, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor collateral trustee.
“Collateral Trustee Appointment” means the Collateral Trustee Appointment, dated as of June 21, 2022, among the Indenture Trustee, the Servicer, PF Servicing, LLC, Oportun Financial Corporation and the Collateral Trustee.
“Collection Account” has the meaning specified in Section 5.3(a).
“Collections” means, for any Transferred Receivable for any period (if applicable), (a) the sum of all amounts (including insurance proceeds), whether in the form of cash, checks, drafts, instruments or otherwise, received in payment of, or applied to, any amount owed by an Obligor on account of such Transferred Receivable during such period (other than Recoveries), including other fees and charges, including (i) amounts received from the Depositor pursuant to Section 2.5 or Section 6.1(d) of the Transfer Agreement and (ii) amounts received

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from the Servicer pursuant to Section 2.2(g) or Section 2.7 of the Servicing Agreement, (b) cash proceeds of Related Security with respect to such Transferred Receivable, (c) the amount of Interchange allocable to the Trust Portfolio and (d) Investment Earnings with respect to the Trust Accounts. All Recoveries with respect to Receivables previously charged-off as uncollectible will be treated as Collections of Finance Charge Receivables.

“Obligor” means, with respect to any Receivable, the Person or Persons obligated to make payments with respect to such Receivable, including any guarantor thereof.
“Officer’s Certificate” means a certificate signed by any Responsible Officer of the Person providing the certificate.
“Opinion of Counsel” means one or more written opinions of counsel to the Issuer, the Depositor, the Seller or the Servicer who (except in the case of opinions regarding matters of organizational standing, power and authority, conflict with organizational documents, conflict with agreements other than Transaction Documents, qualification to do business, licensure and litigation or other Proceedings) shall be external counsel, satisfactory to the Indenture Trustee, which opinions shall comply with any applicable requirements of Section 15.1 and TIA Section 314, if applicable, and shall be in form and substance satisfactory to the Indenture Trustee, and shall be addressed to the Indenture Trustee. An Opinion of Counsel may, to the extent same is based on any factual matter, rely on an Officer’s Certificate as to the truth of such factual matter.
“Oportun” means Oportun, Inc., a Delaware corporation.
“Oportun Comparable Facility” means each of (i) the consumer loan credit facility involving Oportun PLW, LLC, as borrower, and (ii) the consumer loan-backed residual certificate financing facility involving Oportun RF, LLC, as issuer.
“Outstanding Receivables Balance” means, as of any date with respect to any Receivable, an amount equal to the outstanding principal balance for such Receivable; provided, however, that if not otherwise specified, the term “Outstanding Receivables Balance” shall refer to the Outstanding Receivables Balance of all Receivables collectively.
“Owner Trustee” means Wilmington Savings Fund Society, FSB, a federal savings bank.
“Parent” means Oportun Financial Corporation.
“Parent Term Loan” means (i) initially, the senior secured term credit facility established pursuant to a certain Credit Agreement, dated on or about September 14, 2022, among the Parent, the lenders from time to time party thereto, and Wilmington Trust, National Association, as administrative agent for the lenders and as collateral agent for the secured parties, as such agreement may be amended, restated, supplemented or otherwise modified from time to

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time~~.~~, and (ii) following the refinancing of the facility described in clause (i) with the facility described in this clause (ii), the senior secured term credit facility established pursuant to a certain Credit Agreement, to be dated on or about September 25, 2024, among the Parent, the lenders from time to time party thereto, and Wilmington Savings Fund Society, FSB, as administrative agent for the lenders and as collateral agent for the secured parties, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.
“Parent Term Loan Lien” means a Lien on the Capital Stock of the Seller or the Depositor granted by the Parent to secure the Parent’s obligations under the Parent Term Loan.
not rated by Fitch, rated in the highest rating category by Moody’s, Standard & Poor’s or another Rating Agency.
Permitted Investments may be purchased by or through the Indenture Trustee or any of its Affiliates.
“Person” means any corporation, limited liability company, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.
“PF Score” means the credit score for an Obligor referred to as the “PF Score” determined by the Seller in a manner consistent with the WebBank Agreements and the Seller’s proprietary scoring method.
“Prime Rate” means the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Required Noteholders) or any similar release by the Federal Reserve Board (as determined by the Required Noteholders). Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective.
“Principal Payment Rate Trigger” means, as of the last day of each of the Monthly Periods set forth below, the corresponding percentage set forth below:

All Monthly Periods ending prior to November 1, 2023	10.00%
November 2023	n/a
December 2023	n/a
January 2024	8.20%
February 2024	8.10%
March 2024	8.40%
April 2024	8.30%

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May 2024	8.50%
June 2024	8.40%
July 2024	8.60%
August 2024	8.60%
September 2024	~~8.60~~8.00%
October 2024	~~8.60~~8.00%
November 2024	8.50%
All Monthly Periods thereafter, to the extent the Revolving Period is extended in accordance with the terms hereof	10.00%
“Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses” means, for any Payment Date, (i) the amount of accrued and unpaid fees (including, without limitation, the Servicing Fee of any successor Servicer), indemnity amounts and reasonable out-of-pocket expenses for the Back-Up Servicer, the successor Servicer (including, without limitation, SST as successor Servicer) or the Indenture Trustee (including in its capacity as Agent), the Securities Intermediary, the Depositary Bank, the Certificate Registrar, the Collateral Trustee, the Owner Trustee, the Depositor Receivables Trustee and any successor Servicer (but, as to expenses and indemnity amounts (other than amounts paid to the bank holding the Servicer Account (as defined in the Servicing Agreement)), not in excess of (A) $150,000 per calendar year for the Indenture Trustee (including in its capacity as Agent), the Securities Intermediary and the Depositary Bank (or, if an Event of Default has occurred and is continuing, without limit), (B) $10,000 per calendar year for the Collateral Trustee (or, if an Event of Default has occurred and is continuing, without limit), (C) $150,000 per calendar year for the Owner Trustee and the Depositor Receivables Trustee (or, if an Event of Default has occurred and is continuing, without limit), and (D) $50,000 per calendar year (or, if an Event of Default has occurred and is continuing, without limit) for the Back-Up Servicer and successor Servicer (including, without limitation, SST as successor Servicer) and (ii) the Transition Costs (but not in excess of $100,000), if applicable.
“Twelfth Amendment Effective Date” means September 24, 2024.
“U.S.” or “United States” means the United States of America and its territories.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“UCC” means, with respect to any jurisdiction, the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in such jurisdiction.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

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“Unused Fee” has the meaning specified in the Fee Letter, as notified by the Issuer to the Servicer in writing.
“VantageScore” means the credit score for an Obligor referred to as a “VantageScore 3.0” calculated and reported by Experian plc.
SECTION 7.1
SECTION 7.2     Reaffirmation of Representations and Warranties by the Issuer. On the ~~Closing~~Twelfth Amendment Effective Date and on each Business Day thereafter, the Issuer shall be deemed to have certified that all representations and warranties described in Section 7.1 hereof are true and correct on and as of such day as though made on and as of such day (except to the extent they relate to an earlier or later date, and then as of such earlier or later date).
ARTICLE VIII.

COVENANTS
SECTION 8.1     Money for Payments To Be Held in Trust. At all times from the date hereof to the Indenture Termination Date, unless the Required Noteholders shall otherwise consent in writing, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from Collection Account for payments of such Notes shall be paid over to the Issuer except as provided in this Indenture.
SECTION 8.2     Affirmative Covenants of Issuer. At all times from the date hereof to the Indenture Termination Date, unless the Required Noteholders shall otherwise consent in writing, the Issuer shall:
8.2.1    Payment of Notes. Duly and punctually pay or cause to be paid principal of (and premium, if any), interest and other amounts on and with respect to the Notes pursuant to the provisions of this Indenture. Principal, interest and other amounts shall be considered paid on the date due if the Indenture Trustee or the Paying Agent holds on that date money designated for and sufficient to pay all principal, interest and other amounts then due. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest, principal and/or other amounts shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

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